Exhibit 32.1

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Accenture SCA (the “Company”) on Form 10-K for the fiscal year ended August 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William D. Green, Chief Executive Officer of Accenture plc, the general partner of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM D. GREEN William D. Green
Chief Executive Officer of Accenture plc, the general partner of Accenture SCA
(principal executive officer)

Dated: October 25, 2010